PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                    PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

               SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 10, 1995

The following amends the information appearing under the caption "Management" on page 31 of the Prospectus:

Effective January 22, 1996, Elbridge (Ebby) T. Gerry III will be the portfolio manager and have day-to-day responsibility for the New York Tax-Free Income Fund's portfolio, and he will also replace Gregory Serbe as a portfolio manager for the other three Funds. Mr. Gerry had been associated with J.P. Morgan Private Banking since 1981 where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a senior vice president with portfolio management responsibility for over $4 billion in tax-free assets at Mitchell Hutchins Asset Management Inc., including municipal bond and money funds and private accounts.

Dated:  January 19, 1996